                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant   /X/
Filed by a Party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) (2)
/X/  Definitive Proxy Statement
/ /  Definite Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                        MAIRS AND POWER GROWTH FUND, INC.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11.
     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

         -----------------------------------------------------------------------

                        MAIRS AND POWER GROWTH FUND, INC.
                       MAIRS AND POWER BALANCED FUND, INC.

                       W1520 First National Bank Building
                              332 Minnesota Street
                              Saint Paul, MN 55101


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF MAIRS AND POWER GROWTH FUND, INC.
AND MAIRS AND POWER BALANCED FUND, INC.:

     NOTICE IS HEREBY GIVEN, that the combined Annual Meeting of Shareholders (the "Meeting") of Mairs and Power Growth Fund, Inc. and Mairs and Power Balanced Fund, Inc. (individually, a "Fund" and collectively, the "Funds") will be held in the Communications Center, Lower Level, First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101, on May 20, 2002, at 11:00 a.m., Saint Paul time, for the following purposes:

     1. To elect seven directors to serve as directors of each Fund;
     2. To consider and vote upon a proposal to ratify the selection of Ernst & Young LLP as independent auditors of each Fund for each Fund's fiscal year ending December 31, 2002; and
     3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     This is a combined Notice and Proxy Statement for the Funds managed by Mairs and Power, Inc., a Minnesota corporation. The shareholders of Mairs and Power Growth Fund, Inc. and the shareholders of Mairs and Power Balanced Fund, Inc. will be asked to vote separately on the proposals listed above.

     The Board of Directors of each Fund has established April 1, 2002 as the record date for determining shareholders entitled to notice of, and to vote at the Meeting. The transfer books of the Funds will not be closed for the Meeting. The minute book for each Fund will be available at the Meeting for inspection by its shareholders.

     All shareholders of the Funds are encouraged to attend the Meeting in person. Shareholders who are unable to be present in person at the Meeting are requested to promptly vote using any of the following methods:

         - By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

         - By Internet. Have your proxy card available. Go to the website on the proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the web site.

         - By Telephone. Have your proxy card available. Call the toll free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

     If you own shares in both Funds, you must vote separately for each Fund.

     If you have any questions before you vote, please contact us at 1-800-304-7404 and request the Customer Service Department. We can respond to your questions about the proposal and assist you in voting. The Proxy is being solicited by the Boards of Directors of the Funds. Your attendance at the Meeting, whether in person or by Proxy, is important to ensure a quorum. Any shareholder who executes and returns a Proxy may revoke it at any time prior to the voting of the Proxies at the Meeting by giving written notice to the Secretary of the respective Fund, by executing a later-dated Proxy, or by attending the Meeting and giving oral notice to the Secretary of the respective Fund. Thank you for your participation.



                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                             George A. Mairs III
                                                           Chairman of the Board
                                                           Mairs and Power, Inc.

Saint Paul, Minnesota
April 12, 2002


--------------------------------------------------------------------------------
           YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE SIZE OF YOUR
          HOLDINGS IN THE FUNDS. IT IS VERY IMPORTANT THAT YOUR VOTING
              INSTRUCTIONS BE RECEIVED BY THE DATE OF THE MEETING.
--------------------------------------------------------------------------------

                        MAIRS AND POWER GROWTH FUND, INC.
                       MAIRS AND POWER BALANCED FUND, INC.

                       W1520 First National Bank Building
                              332 Minnesota Street
                              Saint Paul, MN 55101

                            ------------------------
                            PROXY STATEMENT FOR 2002
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 20, 2002
                            ------------------------

                                  INTRODUCTION


     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Boards of Directors of Mairs and Power Growth Fund, Inc. and Mairs and Power Balanced Fund, Inc. (individually, a "Fund" and collectively, the "Funds") for use at the Funds' combined Annual Meeting of Shareholders (the "Meeting"), to be held in the Communications Center, Lower Level, First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota, on May 20, 2002, at 11:00 a.m., Saint Paul time, and at any adjournment thereof, for the following purposes:


     1. To elect seven directors to serve as directors of each Fund;
     2. To ratify the selection of Ernst & Young LLP as independent auditors of each Fund for each Fund's fiscal year ending December 31, 2002; and
     3. To transact such other business as may properly come before the Meeting and any adjournment thereof.

     This is a combined Notice and Proxy Statement for the Funds managed by Mairs and Power, Inc., a Minnesota corporation. The shareholders of Mairs and Power Growth Fund, Inc. and the shareholders of Mairs and Power Balanced Fund, Inc. will be asked to vote separately on the proposals listed above.

     The Board of Directors of each Fund knows of no business which will be presented at the Meeting other than the matters referred to above. However, if any other matters are properly presented at the Meeting, it is intended that the persons named in the Proxy will vote on such matters in accordance with their judgment. If the enclosed Proxy is executed and returned, it nevertheless may be revoked at any time before it has been voted by a later-dated Proxy or a vote in person at the Meeting. Shares represented by properly executed Proxies received on behalf of each Fund will be voted at the Meeting (unless revoked prior to their vote) in the manner specified therein. If no instructions are specified in a signed Proxy returned to a Fund, the shares represented thereby will be voted
(i) FOR the election of the director nominees listed in the enclosed Proxy, and
(ii) FOR the ratification of the appointment of Ernst and Young LLP as independent auditors for each Fund's 2002 fiscal year.

     This Proxy Statement, the accompanying Notice of Annual Meeting of Shareholders and the accompanying Proxy are first being mailed to shareholders on or about April 12, 2002.

     The presence at the Meeting, in person or by Proxy, of at least a majority of the total number of shares of each Fund's issued and outstanding common stock is necessary to constitute a quorum for the transaction of business at the Meeting. All votes will be tabulated by the inspector of election for the Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted in favor of the particular matter. Broker "non-votes" are Proxies received by a Fund from brokers or nominees who have not received instructions from the beneficial owner or other persons entitled to vote, and who do not have discretionary power to vote on a particular matter. Accordingly, shareholders whose shares are held in street name are urged to forward their voting instructions promptly.

     On April 1, 2002 (the "Record Date"), each Fund had the number of outstanding shares of common stock shown in the table below. Only holders of shares of common stock of a Fund at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting. Each such share of common stock of a Fund is entitled to one vote per share on each matter that comes before the Meeting for that Fund. Assuming the presence of a quorum, the affirmative vote of a majority of the shares of a Fund represented at the Meeting in person or by Proxy is required to approve the proposals for that Fund.

                                                             NUMBER OF SHARES
                FUND                                    OUTSTANDING ON RECORD DATE
----------------------------------------                --------------------------
Mairs and Power Growth Fund, Inc.                              14,282,330
Mairs and Power Balanced Fund, Inc.                               865,548

                        I.  PROPOSAL FOR ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTOR

     The following table sets forth certain information regarding the nominees for election as director of each Fund. All of the directors elected at the Meeting will serve until the next meeting of the respective Fund's shareholders and until their respective successors shall be elected and qualified. The Funds are not required to hold annual meetings and may elect not to have an annual meeting unless a matter arises which requires shareholder approval.

     All nominees for director have agreed to serve if elected. However, if any nominee should become unavailable for election, each Fund's Proxy confers discretionary power to vote in favor of a substitute nominee or nominees.

-----------------------------------------------------------------------------------------------------------
                      NOMINEE'S                                             DIRECTOR FOR
                        NAME                                    MAIRS AND POWER GROWTH FUND, INC. AND
                         AGE                                     MAIRS AND POWER BALANCED FUND, INC.
                      ADDRESS*                                                 SINCE:
-----------------------------------------------------------------------------------------------------------
Norbert J. Conzemius, age 60                                                    2000

Charlton Dietz, age 70                                                          1997

William B. Frels **, age 62                                                     1993

George A. Mairs, III**, age 73                                                  1974

Charles M. Osborne, age 48                                                      2001

Peter G. Robb**, age 53                                                         1995

J. Thomas Simonet, age 75                                                       1992

 *   The address for each Director is 332 Minnesota Street, Ste. W1520,
     St. Paul, MN 55101-1363.
 ** Messrs. Frels, Mairs and Robb are "interested persons" of each Fund, within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Investment Company Act") by virtue of their employment by, or equity interest in, the Funds' investment adviser. See "The Adviser."

     The business experience during the past five years and background of the nominees, each of whom currently serves as a director of both Funds, is described below:


                           ---------------------------
                              INDEPENDENT DIRECTORS
                           ---------------------------

     NORBERT J. CONZEMIUS. Mr. Conzemius is currently retired. Between 1993 and 1998, Mr. Conzemius owned and operated and served as Chief Executive Officer of Road Rescue Incorporated, an ambulance manufacturer. Mr. Conzemius has 27 years of banking experience, including President and Chief Operating Officer of First Trust Company and Director of Eastern Heights Bank, a state chartered bank.

     CHARLTON DIETZ. Mr. Dietz is currently retired. Between 1988 and 1993, Mr. Dietz served as a Senior Vice President, Legal Affairs and General Counsel of Minnesota Mining and Manufacturing Company.

     CHARLES M. OSBORNE. Mr. Osborne has served as an officer of the following companies: Chief Financial Officer of the University of Minnesota Foundation (2000 to present); Partner of

Gateway Alliance, a venture capital firm (1999 to present); Executive Vice President and Chief Financial Officer of 21 North Main, Inc., an internet commerce company, (2000); Vice President of McLeod USA/Ovation Communications, a telephone communications company, (1998-2000); President and Chief Operating Officer of Graco, Inc., a manufacturing company specializing in pump and spray equipment, (1997-1998); and Senior Vice President and Chief Financial Officer of Deluxe Corporation, a check printing company, (1989-1997).

     J. THOMAS SIMONET. Mr. Simonet is currently retired. Between 1981 and 1985, Mr. Simonet served as the Chief Executive Officer of U.S. Bank Trust National Association (formerly First Trust National Association), Saint Paul, Minnesota.


                           ---------------------------
                              INTERESTED DIRECTORS
                           ---------------------------

     WILLIAM B. FRELS. Mr. Frels has served as President of Mairs and Power, Inc. (2002 to present) and Treasurer of Mairs and Power, Inc. (1996 to present). He has served as Vice President of Mairs and Power, Inc. (1994-2002). Mr. Frels is the President of Mairs and Power Balanced Fund, Inc. and Secretary of Mairs and Power Growth Fund, Inc.

     GEORGE A. MAIRS, III. Mr. Mairs has served as Chairman of the Board of Mairs and Power, Inc., (2002 to present). He has served as the President of Mairs and Power, Inc., (1993-2002). Mr. Mairs is the President of Mairs and Power Growth Fund, Inc. and Secretary of Mairs and Power Balanced Fund, Inc.

     PETER G. ROBB. Since 1994, Mr. Robb has served as Vice President of Mairs and Power, Inc. and since 1996, Mr. Robb has served as Secretary of Mairs and Power, Inc. He is the Vice President of both Funds.



     PURSUANT TO THE INVESTMENT COMPANY ACT, A MAJORITY OF THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS OF EACH FUND HAVE REVIEWED THE PROPOSAL REGARDING THE NOMINEES FOR ELECTION AS DIRECTOR AND RECOMMEND THAT THE PROPOSAL BE APPROVED.



COMMITTEES

     Each Fund has an Audit Committee consisting of four directors, Messrs. Conzemius, Dietz, Osborne and Simonet, none of whom are "interested persons" of the Funds within the meaning of the Investment Company Act. The Funds do not have nominating, compensation or any other committees.

     The role of each Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. Each Audit Committee meets with the independent auditors at least annually to review the results of the examination of the respective Fund's financial statements and any other matters relating to the Fund. The Audit Committee also fulfills the responsibility to nominate directors.

     During the fiscal year ended December 31, 2001, the Board of Directors of each Fund held four meetings and each Audit Committee held two meetings. Each director attended at least 75% of the meetings of the Board of Directors and, if a member, of the Audit Committee held during the fiscal year ended December 31, 2001.

CERTAIN TRANSACTIONS

       Since January 1, 2001, (a) there has not been any transaction or series of similar transactions to which either of the Funds was a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than five percent of the shares of the Fund or any member of the immediate family of any of the foregoing persons had a direct or indirect material interest, and (b) none of the executive officers, directors or any member of their immediate families have been indebted to either of the Funds in amounts in excess of $60,000.

DIRECTOR COMPENSATION

     The following directors were paid director's fees in the following amounts during the year ended December 31, 2001. The total compensation received by directors of the Mairs and Power Growth Fund for service during 2001 was $85,900, and the total compensation received by directors of the Mairs and Power Balanced Fund for service during 2001 was $9,100. Neither Fund paid any compensation to any interested director during the year, and the amounts set forth below represent the total payments made by each Fund to its directors last year.

                                                MAIRS AND POWER           MAIRS AND POWER
                                               GROWTH FUND, INC.        BALANCED FUND, INC.
                                               -----------------        -------------------
         Norbert J. Conzemius                      $ 21,600                   $ 2,400
         Charlton Dietz                              21,100                     1,900
         Donald E. Garretson*                        10,800                     1,200
         Charles M. Osborne                          10,800                     1,200
         J. Thomas Simonet                           21,600                     2,400

* Donald Garretson, who has served as a director since 1983, retired from the Board of Directors on June 30, 2001.

The following table provides information about the dollar range of common stock of each Fund owned beneficially as of April 1, 2002 by each nominee for director. See "Security Ownership" for more detailed share ownership information.

                                             DOLLAR RANGE OF                     AGGREGATE DOLLAR RANGE OF
                                      EQUITY SECURITIES IN THE FUND            EQUITY SECURITIES IN ALL FUNDS
                                      -----------------------------            OVERSEEN OR TO BE OVERSEEN BY
      NAME OF DIRECTOR            MAIRS AND POWER         MAIRS AND POWER      DIRECTOR OR NOMINEE IN FAMILY
         OR NOMINEE                  GROWTH FUND           BALANCED FUND           OF INVESTMENT COMPANY
---------------------------------------------------------------------------------------------------------------
Norbert J. Conzemius              over $100,000        over $100,000                  over $100,000
Charlton Dietz                    over $100,000        $1 - $10,000                   over $100,000
William B. Frels                  over $100,000        $50,001 - $100,000             over $100,000
George A. Mairs, III              over $100,000        $50,001 - $100,000             over $100,000
Charles M. Osborne                over $100,000        over $100,000                  over $100,000
Peter G. Robb                     over $100,000        $1 - $10, 000                  over $100,000
J. Thomas Simonet                 over $100,000        over $100,000                  over $100,000

              II. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS



     The Board of Directors of each Fund has appointed Ernst & Young LLP as the independent auditors for each Fund for its fiscal year ending December 31, 2002. Ernst & Young LLP, together with its predecessor firms has acted as independent auditor for the Funds since their inception. A representative of Ernst & Young LLP is expected to be present at the Meeting and will be provided with an opportunity to make a statement if he or she desires, and will be available to answer appropriate questions.

AUDIT FEES

     The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Funds' annual financial statements for the fiscal year ended December 31, 2001 were $23,200 for the Mairs and Power Growth Fund and $15,800 for the Mairs and Power Balanced Fund.



FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Funds did not engage Ernst & Young LLP for profesional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.



ALL OTHER FEES

     The aggregate fees billed by Ernst & Young LLP for services rendered to the Funds for the preparation of tax returns for the fiscal year ended December 31, 2001 were $3,150 for the Mairs and Power Growth Fund and $3,650 for the Mairs and Power Balanced Fund. There were no other fees billed, other than those described above under "Audit Fees".



     PURSUANT TO THE INVESTMENT COMPANY ACT, A MAJORITY OF THE DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS OF EACH FUND HAVE SELECTED ERNST & YOUNG LLP TO CONTINUE AS THE INDEPENDENT AUDITOR FOR EACH FUND AND RECOMMEND A VOTE IN FAVOR OF THE RATIFICATION OF SUCH SELECTION.

                               SECURITY OWNERSHIP


     The following table provides information about the beneficial ownership of the common stock of each Fund as of April 1, 2002 by (i) each person known to a Fund to be the beneficial owner of 5% or more of its common stock, (ii) each director and nominee for director, and (iii) by all directors and officers of a Fund as a group. All of the shares of a Fund over which a person directly or indirectly, had or shared voting or investment power have been deemed beneficially owned in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Except as indicated by footnote, each person or entity identified has sole voting and investment power with respect to all shares of common stock of a Fund shown as beneficially owned by him or it.

                                         SHARES OF                             SHARES OF
                                      MAIRS AND POWER      PERCENTAGE        MAIRS AND POWER      PERCENTAGE
             NAME                   GROWTH FUND, INC.(1)      OWNED       BALANCED FUND, INC.(1)    OWNED
------------------------------     ---------------------   ----------    -----------------------  ----------
Smyth Profit Sharing and
   Savings Plan
   1085 Snelling Ave. North
   St. Paul, Minnesota 55108            115,499                *                53,161              6.1%

Norbert J. Conzemius                    10,097                 *                9,609               1.1%

Charlton Dietz                          2,683  (2)             *                206                  *

William B. Frels                        10,797 (3)             *                1,640 (7)(10)        *

George A. Mairs, III                    52,368 (4)             *                1,153 (8)(10)        *

Charles M. Osborne                      4,351  (5)             *                4,409  (9)           *

Peter G. Robb                           6,578  (6)             *                102  (10)            *

J. Thomas Simonet                       3,810                  *                5,878                *

All Directors and Officers as a
   group (8 persons)                    96,496                 *                24,165              2.8%

------------------
* Indicates an amount less than 1%.

(1) Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) Includes 657 shares held by Mr. Dietz as custodian under the Uniform Gifts to Minors Act.

(3) Includes 1,040 shares held by members of Mr. Frels' immediate family. Includes 1,189 shares held by Mr. Frels as custodian under the Uniform Gifts to Minors Act. Does not include 57,215 shares held by a profit sharing trust in which Mr. Frels is a trustee with shared voting power.

(4) Includes 491 shares held by Mr. Mairs' wife. Does not include 28,508 shares held by a profit sharing trust in which Mr. Mairs is a trustee with shared voting power.

(5) Includes 779 shares held by members of Mr. Osborne's immediate family. Includes 779 shares held in trust of which Mr. Osborne is a trustee.

(6) Includes 60 shares held by Mr. Robb as custodian under the Uniform Gifts to Minors Act. Includes 736 shares held in Trust for Mr. Robb's children. Includes 1,278 shares held by Mr. Robb's wife. Does not include 61,432 shares held by a profit sharing trust in which Mr. Robb is a trustee with shared voting power.

(7) Includes 525 shares held by Mr. Frels as custodian under the Uniform Gifts to Minors Act.

(8)  Includes  953 shares held by Mr. Mairs' wife.

(9) Includes 852 shares held by members of Mr. Osborne's immediate family. Includes 852 shares held in trust of which Mr. Osborne is a trustee.

(10) Does not include 3,045 shares held by a profit sharing trust in which Messrs. Mairs, Frels and Robb are trustees with shared voting power.


                                   THE ADVISER

     Mairs and Power, Inc., a Minnesota corporation (the "Adviser"), provides investment services to each Fund and other institutional and individual accounts, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser's address is W1520 First National Bank Building, 332 Minnesota Street, Saint Paul, Minnesota 55101. Officers and Directors of the Adviser and their respective ownership positions in the Adviser's common stock are: George A. Mairs, III, 36.9%, William B. Frels, 35.4%, Peter G. Robb, 25.0%, John K. Butler, 2.1% and Lisa J. Hartzell, 0.6%. The Adviser has been the investment adviser for the Funds since their inception. The Adviser performs this service under the terms of an Investment Advisory Agreement, as amended, (the "Agreement") which was submitted to and approved by the shareholders of each Fund. The Independent Directors of the Funds reviewed the level of fees charged by the Adviser, the level and quality of service provided by the Adviser, and the expenses incurred by the Funds. After careful review and consideration, the Agreement was approved by the Board of Directors of each Fund, including a majority of the directors who were not parties to such Agreement or interested persons of any such party. The Agreement must be approved annually by a majority of the Board of Directors of each Fund, including a majority of those directors who are not parties to the Agreement, or interested persons of any such party.

     The Board of Directors of each Fund, including the four directors who are not interested persons, voted unanimously at their December 6, 2001 meeting to renew the Agreement for one year under its present terms.

     Under the terms of the Agreement, the Adviser agrees to pay all executive salaries, office rental, and other expenses considered incidental to providing investment services to each Fund. In return for these services, each Fund agrees to pay Mairs and Power, Inc. a monthly fee computed and paid at an annual rate of .60% of the net assets of the Fund on the last valuation date of the month for the Fund's shares. For services rendered during the fiscal year ended December 31, 2001, the Mairs and Power Growth Fund paid the Adviser $3,588,121 and the Mairs and Power Balanced Fund paid the Adviser $246,626. The Agreement provides that the fee will be reduced to the extent necessary to comply with State securities regulations to which each Fund may be subject.

     The Agreement may be terminated at any time with respect to a Fund, without penalty, on 60 days' written notice by the Fund's Board of Directors, by the holders of a majority of the Fund's outstanding voting securities or by the Adviser. The Agreement automatically terminates in the event of its assignment (as defined in the Investment Company Act and the rules promulgated thereunder).

     The Agreement may be amended at any time so long as: (i) such amendment is approved by an affirmative vote of a majority of the outstanding voting securities of each Fund, as defined in Section 2(a)(42) of the Investment Company Act; and (ii) the terms of such amendment are approved by the vote of a majority of those directors who are not interested persons of each Fund or the Adviser, voting in person at a meeting called for the purpose of voting on such approval.

                             MANAGEMENT OF THE FUNDS


     The following persons are officers of the Funds who have been elected to serve until May 2002, and until their successors are elected and qualified.

            NAME                          AGE                          OFFICE
----------------------------------   -------------   -----------------------------------------------------
George A. Mairs, III                       73        President, Mairs and Power Growth Fund
                                                     Secretary, Mairs and Power Balanced Fund

William B. Frels                           62        President, Mairs and Power Balanced Fund
                                                     Secretary, Mairs and Power Growth Fund

Peter G. Robb                              53        Vice President, Mairs and Power Balanced Fund and
                                                     Mairs and Power Growth Fund

Lisa J. Hartzell                           56        Treasurer, Mairs and Power Balanced Fund and Mairs
                                                     and Power Growth Fund

     For information regarding the principal occupation during the past five years of Messrs. Mairs, Frels and Robb, see -- "Nominees for Election as Director."

     LISA J. HARTZELL. Ms. Hartzell has been Treasurer of both Funds and the manager of Mutual Fund Services since May 1996.

     Officers of the Funds receive no direct compensation from the Funds for their services.


                            EXPENSES OF SOLICITATION

     The cost of this solicitation of Proxies will be paid by each Fund. It is anticipated that the Proxies will be solicited by mail, internet or telephone, except that solicitation personally or by telephone may also be made by the Funds' regular employees who will receive no additional compensation for their services in connection with the solicitation.


                                  ANNUAL REPORT

     A copy of the 2001 Annual Report to Shareholders of each Fund has previously been sent to the shareholders of each Fund. Shareholders may receive additional copies of the Annual Report for Mairs and Power Growth Fund, Inc. and for Mairs and Power Balanced Fund, Inc. without charge, by calling (800) 304-7404 or by writing to U.S. Bancorp Mutual Fund Services,
P. O. Box 701, Milwaukee, Wisconsin 53201-0701 No part of either Fund's 2001 Annual Report to Shareholders is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                             George A. Mairs III
                                                           Chairman of the Board
                                                           Mairs and Power, Inc.

Saint Paul, Minnesota
April 12, 2002


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                        MAIRS AND POWER GROWTH FUND, INC.
                       MAIRS AND POWER BALANCED FUND, INC.
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                            URGENT PROXY INFORMATION
                ================================================

The Annual Meeting of Shareholders for the Mairs and Power Funds will be held on May 20, 2002.

Your vote is needed to help establish a quorum for the conduct of business. YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

It is important that we receive your vote as soon as possible. You may vote by mail, by internet or by telephone.


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                       REMEMBER, VOTING IS QUICK AND EASY.
                        EVERYTHING YOU NEED IS ENCLOSED.
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                                                                  UNLESS OTHERWISE SPECIFIED, THE PROXIES ARE APPOINTED TO VOTE FOR
                                                                            THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2
                                                                               IDENTIFIED ON THE REVERSE SIDE HEREOF.

                                                                  3 EASY WAYS TO VOTE YOUR PROXY:
                                                                  1. AUTOMATED TOUCH TONE VOTING: CALL TOLL-FREE 1-888-221-0697
                                                                  2. ON THE INTERNET AT www.proxyweb.com
                                                                  3. RETURN THIS PROXY USING THE ENCLOSED POSTAGE-PAID ENVELOPE

***    CONTROL NUMBER:  999  999  999  999  99    ***                                                                    PROXY CARD
  MAIRS AND POWER GROWTH FUND, INC.                                                                                      ----------
  W 1520 FIRST NATIONAL BANK BUILDING                                                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
  332 MINNESOTA STREET                                                                  ANNUAL MEETING OF SHAREHOLDERS MAY 20, 2002
  ST. PAUL, MN 55101

     The undersigned, having duly received the Notice of Annual Meeting of Shareholders and the Proxy Statement dated April 12,
2002, hereby appoints Charlton Dietz and George A. Mairs, III or either of them the true and lawful attorneys, agents and proxies of the undersigned (with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of Mairs and Power Growth Fund, Inc. held of record by the undersigned on April 1, 2002, at the annual meeting of shareholders to be held on May 20, 2002 in the Communications Center, Lower Level, First National Bank Building, 332 Minnesota
Street, St. Paul, Minnesota at 11:00 a.m., and at any adjournments thereof.

                                                                               IF VOTING BY MAIL, PLEASE MARK, DATE, SIGN
                                                                            AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

                                                                            Please sign exactly as name appears on this card.
                                                                        When shares are held by joint tenants, both should sign.
                                                                                    Date:                      , 2002
                                                                                         ----------------------
                                                                  -----------------------------------------------------------------

                                                                  -----------------------------------------------------------------
                                                                                               Signature(s)
                                                                  (When signing as attorney, administrator, trustee, guardian or corporate officer, please so indicate and give your full title.
                                                                  If a corporation or partnership please sign in full corporate or partnership name by an authorized person.)
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                                                   PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. /X/
                                                   PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

                                                                                                 FOR          WITHHOLD
                                                                                            all directors,    AUTHORITY
1. PROPOSAL TO ELECT SEVEN DIRECTORS                                                          except as
   Nominees: (01) Norbert J. Conzemius, (02) Charlton Dietz, (03) William B. Frels,         marked to the
   (04) George A. Mairs, III, (05) Charles M. Osborne, (06) Peter G. Robb,                     contrary
   (07) J. Thomas Simonet.                                                                     at left

 INSTRUCTIONS:  To withhold authority to vote for any individual nominee,                        / /            / /
 write that nominee's name in the space provided.

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                                                                                            FOR            AGAINST          ABSTAIN
2. PROPOSAL TO RATIFY ERNST & YOUNG LLP AS INDEPENDENT AUDITORS                             / /              / /              / /

3. THIS PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PROXIES TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE
   MEETING AND ANY ADJOURNMENT THEREOF. THE BOARD OF DIRECTORS KNOWS OF NO OTHER MATTERS THAT WILL BE PRESENTED AT THE MEETING FOR
   A SHAREHOLDER VOTE.

                                                    (To be signed on other side)
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